Exhibit 10.1
Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

CSL Behring Recombinant Facility AG
Wankdorfstrasse 10
3000 Bern 22, Switzerland
Phone +41 (0)31 344 44 44
Fax +41 (0)31 344 55 55
www.cslbehring.ch

CSL Behring

27 June 2017

Andrea Paul
Senior Corporate Counsel
Momenta Pharmaceuticals, Inc.
675 West Kendall St
Cambridge, MA 02142
USA

RE:	Amendment No. 1 to License and Option Agreement - Amended and Restated Schedule 1.33

Dear Andrea
We refer to the License and Option Agreement executed as of 4 January 2017 (the Agreement) between CSL Behring Recombinant Facility AG and Momenta Pharmaceuticals, Inc. (Momenta).
In consideration of the mutual obligations and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement in accordance with the terms of this amendment letter (Amendment No. 1). The Agreement is hereby amended as follows:

-	Schedule 1.33 of the Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A to this Amendment No. 1.
This Amendment No. 1 is effective as of the Effective Date. Except as amended by this Amendment No. 1, the terms of the Agreement remain in full force and effect without variation. This Amendment No. 1 shall become a part of the Agreement as if set forth in full therein, and references to the Agreement shall be to the Agreement, as amended by this Amendment No. 1. To the extent there is any conflict or inconsistency between the terms of this Amendment No. 1 and the Agreement, the terms of this Amendment No. 1 shall prevail. All capitalised terms in this Amendment No. 1 have the same meaning as in the Agreement unless otherwise stated herein.
Please confirm Momenta’s agreement to this Amendment No. 1 by having the enclosed copy of this letter signed and returned to Bev Menner, CSL Limited, 45 Poplar Road, Parkville, Victoria 3052, Australia ([***]). This Amendment No. 1 may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one

CSL Behring is a member of the CSL Group of Companies

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.
CSL Behring

and the same Amendment No. 1. Counterparts may be signed and delivered by facsimile, or electronically in PDF format, each of which shall be binding when sent.
Sincerely,

/s/ Edward Bailey

Edward Bailey
Company Secretary
(duly authorised representative of CSL Behring Recombinant Facility AG under Power of Attorney dated 19 December 2016)

Accepted and agreed for and on behalf of Momenta Pharmaceuticals, Inc. by its duly authorised representative

/s/ Craig A. Wheeler
Name: Craig A. Wheeler
Title: President and Chief Executive Officer
Date: 29 June 2017

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.
CSL Behring

EXHIBIT A

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

SCHEDULE 1.33
CALCULATION OF LABOR COSTS, EXPENSE ALLOCATION AND RELATED MATTERS

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.